UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

TRANSPHORM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41295	82-1858829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Castilian Drive Goleta, California 93117 (Address of principal executive offices, including zip code)

(805) 456-1300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 10, 2024, Transphorm, Inc., a Delaware corporation (“Transphorm”), announced its entry into an Agreement and Plan of Merger (as it may be amended from time to time), dated January 10, 2024, (the “Merger Agreement”), between Renesas Electronics America Inc., a California corporation (“Renesas”), Travis Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Renesas Electronics Corporation, a Japanese corporation (solely for the purposes set forth in Section 9.17 of the Merger Agreement), and Transphorm. The Merger Agreement provides for Merger Sub to be merged with and into Transphorm, with Transphorm surviving as a wholly owned subsidiary of Renesas (the “Merger”).

In connection with the Merger, Transphorm held a special meeting of stockholders on April 9, 2024, at 10:00 a.m., Pacific Daylight Time (the “Special Meeting”). The Special Meeting was held exclusively online via webcast.

As of February 22, 2024, the record date for the Special Meeting, there were 63,275,207 shares of Transphorm’s capital stock issued, outstanding and entitled to vote at the Special Meeting (the “Shares”). Each Share was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, the holders of 56,649,054 Shares were present in person (virtually) or represented by proxy, which constituted a quorum.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in Transphorm’s definitive proxy statement, dated March 4, 2024, filed by Transphorm with the Securities and Exchange Commission (the “Proxy Statement”).

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal 1: To adopt the Merger Agreement.	56,545,970	4,811	98,273	—

Proposal 1 was approved

Proposal 2 as described in the Proxy Statement (relating to the adjournment of the Special Meeting if necessary or appropriate) was rendered moot and was not presented at the Special Meeting as a result of the approval of Proposal 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSPHORM, INC.

Dated: April 10, 2024	By:	/s/ Cameron McAulay
Name: Cameron McAulay
Title: Chief Financial Officer